UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 9, 2009

Global Peopleline Telecom Inc.

(Exact name of registrant as specified in its charter)

Florida	000-26559	330-751560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	( I.R.S. Employer Identification)

407-1270 Robson Street,
Vancouver, B.C., Canada V6E 3Z6

(Address of principal executive offices, including zip code)

(604) 632-9638

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On February 6th, 2009, Global Peopleline Telecom Inc. (the “Company”) was notified of the resignation of its independent registered public accounting firm, Moore & Associates ("Moore"), effective as of this date. The Company accepted the resignation of Moore upon receipt of the notification and has commenced a search for a new independent public accounting firm.

Since its engagement as of October 20th, 2008 till the date of its resignation, there were no disagreements with Moore on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore, would have caused Moore to make reference to the subject matter of the disagreement in its reports on the Company's financial statements for such periods.

A copy of a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements is filed as Exhibit 16.1. The Resignation Letter is filed as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
16.1	Letter dated Februray 9th, 2009 from Moore to the Securities and Exchange Commission.
99.1	Auditor Resignation Letter dated February 9th, 2009 from Moore